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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2001


                         CONNECTICUT WATER SERVICE, INC.

             (Exact name of Registrant as specified in its charter)


CONNECTICUT                      0-8084                      06-0739839

(State or other          (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification
incorporation)                                                 Number)


93 West Main Street, Clinton, Connecticut                    06413-0562

   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (860) 669-8630

                                       N/A

          (Former name or former address, if changed since last report)



                           This is Page 1 of 5 pages.

                         The Exhibit Index is on Page 4.
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Item 5.  Other Events

         Connecticut Water Service, Inc. (the "Company") announced on September 10, 2001 the completion of its previously-announced three-for-two stock split on its common shares. The split was payable to all common shareholders of record on August 27, 2001.

        A copy of the Company's press release dated September 10, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

        (a)    Financial Statements of Business Acquired.  Not applicable.

        (b)    Pro Forma Financial Information.  Not applicable.

        (c)    Exhibits.

                  Exhibit No.   Exhibit
                  -----------   -------

                  99.1          Company Press Release, dated September 10, 2001.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONNECTICUT WATER SERVICE, INC.
                                            a Connecticut corporation



Date: September 10, 2001                    By:  /s/  David C. Benoit
                                               ----------------------
                                            Name: David C. Benoit
                                            Title: Vice President - Finance






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                                  EXHIBIT INDEX

Exhibit No.           Description                                               Page No.
-----------           -----------                                               --------
99.1                   Company Press Release, dated September 10, 2001.            5




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